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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 3, 1998



                             NEOWARE SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

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
                     Delaware                                          0-21240                              23-2705700
   (State or other jurisdiction  of incorporation)             (Commission File Number)           (IRS Employee Identification No.)

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       400 Feheley Drive, King of Prussia, Pennsylvania           19406
          (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code:    (610) 277-8300


              __________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          The Registrant hereby incorporates by reference the press release, dated April 3, 1998.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Statements.

          None.

     (c)  Exhibits.

          99.1 Press Release dated April 3, 1998 relating to securities lawsuit.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEOWARE SYSTEMS, INC.

Date: April 7, 1998                         By:  /S/EDWARD T. LACK, JR.
                                            ---------------------------
                                                Edward T. Lack, Jr.,
                                                Vice President-Finance and
                                                Administration